Exhibit 99.1
Noble Corporation Reports Second Quarter 2008 Earnings of $1.40 per Share
On Operating Revenues of $813 Million
SUGAR LAND, Texas, July 23, 2008 — Noble Corporation (NYSE: NE) today reported second quarter 2008 earnings of $376 million, or $1.40 per diluted share, versus $290 million, or $1.08 per diluted share, for the second quarter of 2007. Per-share earnings were up 30 percent from the second quarter of 2007 and down 2 percent from the $1.43 per diluted share reported for the first quarter of 2008.
Contract drilling services revenues for the second quarter of 2008 were $783 million, up 19 percent from the second quarter 2007. Contract drilling margin for the second quarter 2008 was approximately 67 percent, generating $443 million in net cash provided by operating activities. The Company invested approximately $291 million in capital projects during the second quarter 2008. The results for the second quarter of 2008 include an after-tax gain on the sale of our North Sea labor contract drilling services business of $0.11 per diluted share and after-tax charges of $0.01 per diluted share related to the ongoing independent investigation of the Company’s Nigerian operations.
“We are in the midst of another strong year, with great momentum as we head into the second half of 2008,” said Noble Corporation Chairman, President and Chief Executive Officer David W. Williams. “We continue to see healthy demand for all classes of units in all markets. We are particularly pleased with the continued strength of the international jackup business. As we look ahead to the remainder of the year, we anticipate taking delivery of the Noble Hans Deul in September 2008 and seeing that unit enter service in the North Sea, increasing our jackup fleet in that market to eight units.”
Debt as a percentage of total capitalization declined to 13.1 percent at June 30, 2008, from approximately 13.6 percent at March 31, 2008.
Earnings for the first six months of 2008 totaled $2.83 per diluted share compared with $2.01 in the same period last year. Earnings for 2008 include the gain on the sale of the North Sea labor contract drilling business, while earnings for 2007 included charges of $8 million related to the sale of non-core business assets. Contract drilling services revenues were $1.6 billion and earnings were $760 million in the first half of 2008, up 28 percent and 41 percent, respectively, from the year-earlier period.

Second Quarter Highlights
As of June 30, 2008, approximately 89 percent of the Company’s total rig operating days were committed for the remainder of 2008 and approximately 68 percent were committed for 2009, reflecting the continued strong demand for the Company’s services. In the U.S. Gulf of Mexico, Marathon exercised its right to extend the contract on the newbuild semisubmersible Noble Jim Day from two to four years at the dayrate of $515,000. During the quarter, the Noble Jim Thompson, a deepwater semisubmersible, received a two-year contract with Shell at a dayrate of $505,000 commencing in 2009. The Company also secured a contract for the Noble Lorris Bouzigard for a two-year term with LLOG at a dayrate of $270,000 which began in June 2008 and an extension for an additional year at a dayrate of $335,000 beginning in mid-2010.
Two of the Company’s deepwater semisubmersibles were upgraded during the quarter with both projects completed ahead of schedule. With the conclusion of the work on the Noble Amos Runner, the Company completed its planned NC-5SM hurricane mooring system upgrades and the rig commenced its new contract with Anadarko at a dayrate of $435,000 in late April. Also, upgrades, maintenance and contract preparations on the semisubmersible Noble Max Smith were completed and that unit has been mobilized from the U.S. Gulf of Mexico to Mexico. The Noble Max Smith will commence its three-year contract at a dayrate of $484,000 in August. This unit will enable PEMEX to drill in waters of up to 7,000 feet for the first time giving access to many previously unreachable prospects.
In other international deepwater markets, the Noble Homer Ferrington’s three-year contract at a dayrate of approximately $505,000 will commence in April 2009 for ExxonMobil. In the North Sea, the Noble Ton van Langeveld secured a one-year contract extension beginning in mid-2009 at a dayrate of $380,000, with an additional six month option at the same price.
The Company’s international jackup units also experienced notable contract activity in many markets during the quarter. In the Middle East, the Noble David Tinsley secured a contract extension beginning in December 2008 and ending March 2009 at a dayrate of $160,000 and the Noble Kenneth Delaney received a contract extension for a minimum of 120 days beginning in mid-2009 at a dayrate of approximately $162,000. The Noble Gene House received commitments for approximately 16 months beginning late-2008 at dayrates ranging from $150,000 to approximately $162,000.

In the North Sea, Maersk exercised its one-year option right at a dayrate of $210,000 on the Noble Byron Welliver. The Noble Piet van Ede entered into a six month contract extension beginning January 2009 at a dayrate of $215,000, with the option to convert the extension to one year at a dayrate of $212,000. Both the Noble Ronald Hoope and the Noble George Sauvageau secured one-year contracts beginning in January 2009 at dayrates of $212,000 and $220,000, respectively. In West Africa, the Noble Percy Johns secured a one-year contract beginning in March 2009 at a dayrate of $183,000. Also in that market, the Noble Ed Noble secured a 10 month contract beginning September 2008 at a dayrate of $173,000 and the Noble Tommy Craighead received a letter of intent for one year beginning in January 2009 at a strong market dayrate.
In Mexico, the Company announced today that its customer PEMEX has awarded a 1,217- day tender for the Noble Tom Jobe at a dayrate for the first six months of $155,000 and adjustable quarterly thereafter to an index of U.S. and international like kind jackup rates.
Business Outlook
“Looking ahead, our industry faces a number of challenges. Raw materials costs, such as the price of steel, continue to climb. Added to this are increases in labor costs and the fluctuation in foreign exchange,” said Williams. “That said the unprecedented strength of Noble’s current global markets for both our deepwater fleet and our jackups is likely to create strong opportunities for our sustained growth. During the second half of 2008, we expect to continue leveraging our key strengths, such as safety and operational excellence, driving revenue growth and helping maintain our margins.”
Noble Corporation is a leading offshore drilling contractor for the oil and gas industry. The Company performs contract drilling services with its fleet of 62 mobile offshore drilling units located in key markets worldwide, including the U.S. Gulf of Mexico, Middle East, Mexico, the North Sea, Brazil, West Africa and India. The fleet count includes five rigs under construction. Additional information on Noble Corporation is available via the worldwide web at http://www.noblecorp.com.
-end-

This news release contains “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.
Conference Call
Noble will hold its second quarter conference call on Thursday, July 24, 2008, at 1:00 p.m., Central Time. The call may be accessed live via telephone at (866) 461-7129 (706-679-3084 for international callers), using pass code 52518031. The call also will be available over the Internet through the “Investor Relations” section of the Company’s Web site, using the “Web cast” link. A replay of the conference call will be available on Thursday, July 24, 2008, beginning at 5:00 p.m., Central Time, through Thursday, July 31, 2008, ending at 5:00 p.m., Central Time. The phone number for the conference call replay is 800-642-1687 (706-645-9291 for international callers), using the conference ID number 52518031. The conference call may include non-GAAP financial measures. Noble will post a reconciliation of any such measures to the most directly comparable GAAP measures in the “Investor Relations” section of the Company’s Web site under the heading “Reg G Reconciliations.”
NC-452
07/23/2008
For additional information, contact:

For Investors:	Lee M. Ahlstrom, Vice President — Investor Relations and Planning, Noble Drilling Services Inc., 281-276-6440

For Media:	John S. Breed, Director of Corporate Communications, Noble Drilling Services Inc., 281-276-6729

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
OPERATING REVENUES
Contract drilling services	$783,280	$657,504	$1,581,114	$1,234,419
Reimbursables	20,964	28,608	53,422	59,751
Labor contract drilling services	8,218	39,165	39,149	75,720
Engineering, consulting and other	479	722	681	2,533

	812,941	725,999	1,674,366	1,372,423

OPERATING COSTS AND EXPENSES
Contract drilling services	256,436	212,050	492,388	408,892
Reimbursables	17,831	24,608	47,292	52,154
Labor contract drilling services	6,547	32,454	31,884	60,857
Engineering, consulting and other	—	7,255	—	11,296
Depreciation and amortization	87,836	68,323	170,735	132,388
Selling, general and administrative	19,667	20,302	40,940	34,528
Gain on disposal of assets, net	(35,521)	—	(35,521)	—

	352,796	364,992	747,718	700,115

OPERATING INCOME	460,145	361,007	926,648	672,308

OTHER INCOME (EXPENSE)
Interest expense, net of amounts capitalized	(721)	(1,231)	(1,831)	(2,735)
Interest income and other, net	1,580	512	4,709	1,670

INCOME BEFORE INCOME TAXES	461,004	360,288	929,526	671,243
INCOME TAX PROVISION	(85,286)	(70,257)	(169,620)	(130,892)

NET INCOME	$375,718	$290,031	$759,906	$540,351

NET INCOME PER SHARE:
Basic	$1.41	$1.09	$2.85	$2.03
Diluted	$1.40	$1.08	$2.83	$2.01

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	266,464	265,927	266,458	266,521
Diluted	269,194	268,740	268,886	269,167

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2008	2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$320,964	$161,058
Accounts receivable	560,923	613,115
Insurance receivables	—	39,066
Prepaid expenses	51,529	20,721
Other current assets	36,499	26,231

Total current assets	969,915	860,191

PROPERTY AND EQUIPMENT
Drilling equipment and facilities	6,794,897	6,354,782
Other	97,515	80,169

	6,892,412	6,434,951
Accumulated depreciation	(1,753,263)	(1,639,035)

	5,139,149	4,795,916

OTHER ASSETS	243,256	219,899

	$6,352,320	$5,876,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt	$27,958	$10,334
Accounts payable	172,805	198,395
Accrued payroll and related costs	97,623	115,914
Taxes payable	102,814	85,641
Interest payable	9,465	9,951
Other current liabilities	53,551	72,537

Total current liabilities	464,216	492,772

LONG-TERM DEBT	701,507	774,182
DEFERRED INCOME TAXES	254,521	240,621
OTHER LIABILITIES	94,237	65,705

	1,514,481	1,573,280

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST	(5,313)	(5,596)

SHAREHOLDERS’ EQUITY
Ordinary shares-par value $0.10 per share; 400,000 shares authorized; 269,157 shares issued and outstanding in 2008; 268,223 shares issued and outstanding in 2007	26,916	26,822
Capital in excess of par value	686,641	683,697
Retained earnings	4,139,866	3,602,870
Accumulated other comprehensive loss	(10,271)	(5,067)

	4,843,152	4,308,322

	$6,352,320	$5,876,006

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$759,906	$540,351
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	170,735	132,388
Impairment loss on assets	—	5,400
Deferred income tax provision	13,900	6,324
Share-based compensation expense	18,471	16,903
Pension contribution	(17,445)	(16,705)
Gain on disposal of assets, net	(35,521)	—
Other	7,761	9,426
Other changes in current assets and liabilities:
Accounts receivable	52,192	(88,627)
Hurricane insurance recoveries	17,319	—
Other current assets	(42,632)	14,325
Accounts payable	(7,994)	(20,960)
Other current liabilities	(1,179)	33,243

Net cash provided by operating activities	935,513	632,068

CASH FLOWS FROM INVESTING ACTIVITIES
New construction	(310,770)	(323,338)
Other capital expenditures	(161,546)	(216,452)
Major maintenance expenditures	(52,577)	(39,370)
Accrued capital expenditures	(17,596)	22,173
Hurricane insurance recoveries	21,747	—
Proceeds from sales of property and equipment	39,134	3,284

Net cash used for investing activities	(481,608)	(553,703)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on bank credit facilities	—	220,000
Payments on bank credit facilities	(50,000)	(85,000)
Payments of other long-term debt	(5,076)	(4,730)
Net proceeds from employee stock transactions	10,558	13,560
Dividends paid	(222,910)	(10,788)
Repurchases of ordinary shares	(26,571)	(120,687)

Net cash used for financing activities	(293,999)	12,355

NET INCREASE IN CASH AND CASH EQUIVALENTS	159,906	90,720

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	161,058	61,710

CASH AND CASH EQUIVALENTS, END OF PERIOD	$320,964	$152,430

NOBLE CORPORATION AND SUBSIDIARIES
FINANCIAL AND OPERATIONAL INFORMATION BY SEGMENT
(In thousands, except utilization amounts, operating days and average dayrates)
(Unaudited)

	Three Months Ended June 30,						Three Months Ended March 31,
	2008			2007			2008
	Contract			Contract			Contract
	Drilling			Drilling			Drilling
	Services	Other	Total	Services	Other	Total	Services	Other	Total
OPERATING REVENUES
Contract drilling services	$783,280	$—	$783,280	$657,504	$—	$657,504	$797,834	$—	$797,834
Reimbursables	19,646	1,318	20,964	19,856	8,752	28,608	21,166	11,292	32,458
Labor contract drilling services	—	8,218	8,218	—	39,165	39,165	—	30,931	30,931
Engineering, consulting and other	464	15	479	376	346	722	187	15	202

	$803,390	$9,551	$812,941	$677,736	$48,263	$725,999	$819,187	$42,238	$861,425

OPERATING COSTS AND EXPENSES
Contract drilling services	$256,436	$—	$256,436	$212,050	$—	$212,050	$235,952	$—	$235,952
Reimbursables	16,565	1,266	17,831	16,706	7,902	24,608	18,753	10,708	29,461
Labor contract drilling services	—	6,547	6,547	—	32,454	32,454	—	25,337	25,337
Engineering, consulting and other	—	—	—	15	7,240	7,255	—	—	—
Depreciation and amortization	86,636	1,200	87,836	66,108	2,215	68,323	80,785	2,114	82,899
Selling, general and administrative	19,526	141	19,667	19,743	559	20,302	19,896	1,377	21,273
Gain on disposal of assets, net	—	(35,521)	(35,521)	—	—		—	—	—

	$379,163	$(26,367)	$352,796	$314,622	$50,370	$364,992	$355,386	$39,536	$394,922

OPERATING INCOME	$424,227	$35,918	$460,145	$363,114	$(2,107)	$361,007	$463,801	$2,702	$466,503

OPERATING STATISTICS
Jackups:
Average Rig Utilization	93%			98%			97%
Operating Days	3,481			3,553			3,601
Average Dayrate	$147,081			$112,804			$145,337

Semisubmersibles — (6,000 feet or greater):
Average Rig Utilization	90%			100%			100%
Operating Days	572			555			637
Average Dayrate	$323,830			$285,758			$291,924

Semisubmersibles — (less than 6,000 feet):
Average Rig Utilization	100%			87%			100%
Operating Days	273			239			273
Average Dayrate	$192,416			$169,283			$201,699

Drillships:
Average Rig Utilization	67%			100%			67%
Operating Days	182			273			182
Average Dayrate	$131,174			$128,874			$133,665

Submersibles:
Average Rig Utilization	67%			100%			66%
Operating Days	182			273			179
Average Dayrate	$53,039			$82,137			$51,274

Total:
Average Rig Utilization	90%			98%			94%
Operating Days	4,690			4,893			4,872
Average Dayrate	$167,002			$134,364			$163,772